UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 5, 2004



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


     Kentucky                       0-20372                      61-0875371
 (State or other                  (Commission                  (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)


10140 Linn Station Road, Louisville, Kentucky                  40223
  (Address of principal executive offices)                   (Zip code)


                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11 are not applicable and are omitted from this report.

Item 12.  Results of Operations and Financial Condition

     On May 5, 2004, Res-Care, Inc. issued a press release to announce its 2004 first quarter results. A copy of the press release is included as Exhibit 99.1 to this report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RES-CARE, INC.



Date: May 5, 2004                     By      /s/ Ronald G. Geary
                                         --------------------------------
                                                  Ronald G. Geary
                                                  Chairman, CEO and President

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
-------         -----------------------

  99.1               Copy of press release issued by the Company on May 5, 2004.